UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2006

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	0-6612	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindberg Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 20, 2006¸ RLI Corp. announced the election of Barbara Allen as a new member of its Board of Directors. Ms. Allen joins as a Class II director and is a member of the Executive Resources Committee and Strategy Committee of the Board.

Item 7.01            Regulation FD Disclosure.

Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by RLI Corp. in connection with the election of Ms. Allen to the Board of Directors.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1

Press Release dated June 20, 2006 (furnished pursuant to Item 7.01). This Exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.
Date: June 20, 2006	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release dated June 20, 2006 (furnished pursuant to Item 7.01). This Exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.